Capital management policies and procedures	12 Months Ended
Dec. 31, 2023
Capital management policies and procedures [Abstract]
Capital management policies and procedures
26	Capital management policies and procedures

Grupo TMM’s capital management goal is to ensure the capacity of Grupo TMM to continue as a going concern and to provide its stockholders with an appropriate return on their investment. The Company monitors capital based on the carrying value plus its financial debt.

The Company sets its capital amount proportionate to its overall financing structure, meaning, the capital and financial liabilities that are not loans. Grupo TMM manages the capital structure and makes adjustments in light of changes in the economic conditions and the associated risks of the underlying assets. In order to maintain or adjust the capital structure, Grupo TMM may adjust the amount of capital reimbursements to stockholders, or issue new shares or sell assets to reduce its financial debt.

As of December 31, 2023, and 2022, the capital management was summarized as follows:

	2023	2022
Stockholders’ equity	$1,974,377	$1,801,024
Cash and cash equivalents	(100,044)	(96,792)
Stockholders’ equity, net	$1,874,333	$1,704,232

Total financial debt	$76,513	$67,505
Leasing liabilities	167,579	287,075
Overall financing	$244,092	$354,580

Capital-to-overall financing ratio	7.69	4.81